EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Valkyrie ETF Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Valkyrie ETF Trust II for the period ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Valkyrie ETF Trust II for the stated period.

/s/ Nick Bonos Nick Bonos President/Chief Executive Officer/Principal Executive Officer, Valkyrie ETF Trust II	/s/Benjamin Gaffey Benjamin Gaffey Treasurer/Chief Financial Officer/Chief Accounting Officer/Principal Accounting Officer, Valkyrie ETF Trust II
Dated: 6/3/22	Dated: 6/3/22

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Valkyrie ETF Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.